UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of Amendment to the United Fire Group, Inc. 2021 Stock and Incentive Plan
As described in Item 5.07 below, at the 2021 Annual Meeting of Shareholders (the "Annual Meeting") of United Fire Group, Inc. (the "Company") held on May 19, 2021 in Cedar Rapids, Iowa, the Company’s shareholders approved amendments to the United Fire Group, Inc. 2021 Stock and Incentive Plan (the "Plan"), which replaced the United Fire Group, Inc. Stock Plan (as amended, the “Prior Plan”). The Company’s Board of Directors had previously approved the Plan, subject to shareholder approval. A full description of the Plan was provided in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2021 (the “Proxy Statement”). The number of shares initially reserved for issuance under the Plan is (i) 650,000 shares of Company common stock plus (ii) any shares of Company common stock that are available for awards under the Prior Plan as of May 19, 2021. Subject to the adjustment provisions included in the Plan, no more than 650,000 shares of Company common stock in the aggregate may be issued under the Plan in connection with incentive stock options. This description of the Plan is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 19, 2021, the Company held its Annual Meeting.
Each of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the Annual Meeting.
Proposal 1: Elect three Class C Directors to serve three-year terms expiring in 2024.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Christopher R. Drahozal	C	20,314,334	1,512,919	3,963	1,187,587
Lura E. McBride	C	20,955,568	868,074	7,574	1,187,587
George D. Milligan	C	20,057,274	1,769,379	4,563	1,187,587
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2021.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
22,712,806	297,780	8,216	—
Proposal 3: Approval of the Amendment to the United Fire Group, Inc. 2021 Stock and Incentive Plan.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
16,065,493	5,272,940	492,782	1,187,587
Proposal 4: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
21,414,791	378,728	37,696	1,187,587
Item 7.01. Regulation FD Disclosure.
Effective May 19, 2021, the Company announced the election of officers for its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the voting results of the Annual Meeting and election of new officers is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 10.1	United Fire Group, Inc. 2021 Stock and Incentive Plan
Exhibit 99.1	Press release of United Fire Group, Inc. dated May 21, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 21, 2021	/s/ Dawn M. Jaffray
Dawn M. Jaffray, Executive Vice President and Chief Financial Officer

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